Exhibit 99.1

[American Stock Exhcange Logo]	American Stock Exchange
88 Trinity Place
New York, NY 10008-1872

Dennis J. Meekins

Vice President - Listing Qualifications

T 212 306 1302

F 212 306 5339

dennis.meekins@amex.com

January 31, 2007

Mr. Robert W. Wright

Chief Executive Officer

PRB Energy, Inc.

1875 Lawrence Street, Suite 450

Denver, CO 80202

RE:  PRB Energy, Inc. (the “Company”)

Dear Mr. Wright:

The American Stock Exchange, LLC has approved for listing 1,250,000 shares of Common Stock of the Company as more fully described in its application received January 8, 2007.

If you have any questions please feel free to contact me or Ed Newhart, Director, at (212) 306-2436.

Sincerely,

/s/ Dennis J. Meekins

cc:      Stella Leung